UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 02, 2026

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ontario	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Colonial Parkway
Lake Mary, Florida		32746
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 936-1190

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 2, 2026, Village Farms International, Inc. (the “Company” or “Village Farms”) held its Annual Meeting of Shareholders. For more information about the proposals set forth below, please see the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 29, 2026.

Proposal No. 1: The election of the Board of Directors to serve until the 2027 Annual Meeting of Shareholders or until their successors are elected or appointed, received the following votes:

Nominee	Votes For	% For	Votes Withheld	% Withheld	Broker Non-Votes
John R. McLernon	20,796,037	89.17%	2,526,189	10.83%	33,747,250
John P. Henry	20,793,950	89.16%	2,528,276	10.84%	33,747,250
David Holewinski	20,924,980	89.72%	2,397,247	10.28%	33,747,249
Kathleen M. Mahoney	22,872,105	98.07%	450,121	1.93%	33,747,250
Christopher C. Woodward	20,819,241	89.27%	2,502,985	10.73%	33,747,250
Carolyn Hauger	22,969,457	98.49%	352,766	1.51%	33,747,253
Michael A. DeGiglio	23,080,981	98.97%	241,245	1.03%	33,747,250

Proposal No. 2: The approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis, received the following votes:

Votes For	% of Voted	Votes Against	% of Voted	Abstain	% of Voted	Broker Non-Votes
22,207,526	95.22%	1,035,201	4.44%	79,498	0.34%	33,747,251

Proposal No. 3: Re-appointing KPMG LLP as the independent registered public accounting firm to serve as the Company's independent auditor for the fiscal year ending December 31, 2026, and authorizing the directors to fix their remuneration:

Votes For	% For	Votes Withheld	% Withheld	Broker Non-Votes
56,057,521	98.23%	1,011,953	1.77%	2

Item 7.01 Regulation FD Disclosure.

On June 2, 2026, the Company issued a press release announcing the results of the Annual Meeting of Shareholders. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including the attached Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated June 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE FARMS INTERNATIONAL, INC.

Date:	June 2, 2026	By:	/s/ Stephen C. Ruffini
Name: Stephen C. Ruffini Title: Executive Vice President and Chief Financial Officer